Exhibit 24-B

                        POWER OF ATTORNEY

     We, the undersigned officers and directors of Sprint Capital Corporation, hereby severally constitute D.A. Jensen, A.B. Krause and Gene M. Betts and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below any registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments to said registration statement, in connection with an offering under the Registration Statement on Form S-3 (No. 333-65649) and generally to do all such things in our name and behalf in our capacities as officers and directors to enable Sprint Capital Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to such registration statement filed pursuant to Rule 462(b), and any and all amendments to said registration statement.

      Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the date indicated.

Name                           Title                       Date

                               President and  Chief     )
                               Executive Officer and    )
                               Director                 )
                               (Principal Executive     )
/s/ A. B. Krause               Officer)                 )
(A. B. Krause)                                          )
                                                        )
                               Senior Vice President    )
                               and Chief Financial      )
                               Officer and Director     )
                               (Principal     Financial )
/s/ Gene M. Betts              Officer)                 ) April 20, 1999
(Gene M. Betts)                                         )
                                                        )
                               Senior Vice President    )
                               and Controller           )
                               (Principal  Accounting   )
/s/ J. P. Meyer                Officer)                 )
(J. P. Meyer)                                           )
                                                        )
/s/ Don A. Jensen              Director                 )
(Don A. Jensen)                                         )
                                                        )